Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Petroteq Energy Inc. (the “Registrant”) on Form 10-Q for the period ending November 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Sealock, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 21, 2020	By:	/s/ David Sealock
David Sealock
Chief Executive Officer and President (Principal Executive Officer)